UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  June 5, 1998 (March 4, 1998)


                              The Price REIT, Inc.
               (Exact name of registrant as specified in charter)


                       Maryland   1-13432       52-1746059
            (State or Other Jurisdiction(Commission File(IRS Employer
             of Incorporation)         Number)  Identification No.)


       7979 Ivanhoe Avenue, Suite 524, La Jolla, California         92037
             (Address of Principal Executive Offices)     (Zip Code)

                                 (619)  551-2320
              (Registrant's Telephone Number, Including Area Code)




                                      None
         (Former name or former address, if changed since last report.)









Item 5.   Other Events

Between March 4, 1998 and June 3, 1998, The Price REIT, Inc., a Maryland corporation (the "Company"), acquired six properties for an aggregate purchase price of $74,233,000. The properties are:

Marketplace at Rivergate ("Marketplace") located in Nashville, Tennessee was acquired on March 4, 1998 from First Capital Institutional Real Estate, Ltd.-2. Marketplace contains approximately 109,000 square feet of leasable area. The center is currently 100% leased and is anchored by Marshalls, OfficeMax and Old Country Buffet. The purchase price of this property was $8,128,000. The Company financed this acquisition with borrowings of $4,000,000 under its line of credit and the remainder from operating cash.

Vista Ridge Plaza ("Plaza") located in Lewisville, Texas was acquired on March 11, 1998 from Vista Ridge Plaza, Ltd. The property contains approximately 122,000 square feet of leasable area. Major tenants include Babies `R' Us and HomePlace. The property is currently 100% occupied. The purchase price of this property was $12,550,000. The Company financed this acquisition with borrowings of $10,000,000 under its line of credit and the remainder from operating cash.

The Shops at Vista Ridge ("Shops") located in Lewisville, Texas was acquired on March 11, 1998 from Vista Ridge Shops, Inc. The property contains approximately 75,000 square feet of leasable space, and is anchored by Talbot's Bally's and Southwestern Bell Mobile. The property is currently 98% occupied. The purchase price was $10,950,000. The Company financed this acquisition with borrowings of $10,000,000 under its line of credit and the remainder from operating cash. Plaza and Shops were purchased by Price/Baybrook, Ltd., a Texas limited partnership, of which the Company is a 99% limited partner; the remaining 1% are general partnership interest is owned by Price/Texas, Inc., a wholly-owned subsidiary of the Company.

Franklin Towne Center ("Center") located in Franklin, New Jersey was acquired on May 21, 1998 from Franklin Field Plaza Limited Partnership. Center is anchored by Edwards Super Food Stores, Reynold's Department Store and Revco Drugstore. The property is currently 100% occupied. Center was purchased by Price/Franklin, LLC, a Delaware limited liability company ("Price/Franklin"), of which a wholly owned subsidiary of the Company is the sole member. The purchase price of this property was $19,100,000 subject to a $13,100,000 mortgage which was assumed by Price/Franklin. The balance was financed with part of the proceeds from the Company's sale of 65,000 shares of its Class A Floating Rate Cumulative Preferred Stock (the "Preferred Stock").

Paseo Del Norte ("Paseo") located in Albuquerque, New Mexico was acquired on June 3, 1998 from Paseo Del Norte Plaza Associates, Limited Partnership. Paseo contains approximately 184,000 rentable square feet and is anchored by Cellularone, Chronicle Books, Movies West, Home Town Buffet, Valley Furniture and Western Warehouse. The property is currently 100% occupied. The purchase price of this property was $17,755,000 subject to a $8,018,000 mortgage which was assumed by the Company. The Company financed the balance with part of the proceeds from its sale of 65,000 shares of Preferred Stock.

A portion of Sycamore Plaza ("Sycamore") located in Albuquerque, New Mexico was acquired on June 3, 1998 from Sycamore Realty Company. Sycamore contains approximately 252,000 square feet of retail space of which the Company acquired 38,000 rentable square feet. Sycamore's tenants include Wal-Mart (separately owned), Smith's (separately owned), Blockbuster Video (separately owned), Baggin Bagels, Converse, GNC, Sears, Supercuts and Serta Mattress. The Company's portion of Sycamore is 100% leased. The purchase price of this property was $5,750,000 subject to a $1,860,000 mortgage which was assumed by the Company. The Company financed the balance with proceeds from its sale of 65,000 shares of Preferred Stock.

Item 7. Financial Statements and Exhibits

   (a) Financial Statement of Property Acquired

       Vista Ridge Plaza

         Report of Independent Auditors

         Statement of Revenue Over Specific Operating Expenses

         Notes to Statement of Revenue Over Specific Operating Expenses

   (b) Financial Statement of Property Acquired

       The Shops at Vista Ridge

         Report of Independent Auditors

         Statement of Revenue Over Specific Operating Expenses

         Notes to Statement of Revenue Over Specific Operating Expenses

   (c) Financial Statement of Property Acquired

       Franklin Towne Center

         Report of Independent Auditors

         Statement of Revenue Over Specific Operating Expenses

         Notes to Statement of Revenue Over Specific Operating Expenses

   (d) Pro Forma Financial Information

         The Price REIT, Inc.
         Pro Forma Condensed Balance Sheet as of March 31, 1998

         The Price REIT, Inc.
         Pro Forma Condensed Statement of Income for the year ended December 31, 1997

         The Price REIT, Inc.
         Pro Forma Condensed Statement of Income for the three months ended March 31, 1998

    (e) Exhibits

        The following exhibits are filed with this report on Form 8-K.

         Exhibit No.   Description

         10.1 Real Estate Agreement, dated as of December 4, 1997, by and between First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership, and The Price REIT, Inc. (Marketplace) (incorporated herein by reference to Exhibit 10.52 to the Company's Annual Report on Form 10-K for the year ended December 31,
                       1997)

         10.2 Purchase and Sale Agreement and Escrow Instructions, dated as of December 17, 1997, by and between Vista Ridge Plaza, Ltd., a Texas limited partnership, Vista Ridge Plaza II, Ltd., a Texas limited partnership, and Vista Ridge Shops, Inc., a Texas corporation, The Price/Baybrook, Ltd., a Texas limited partnership, and Westar Title Company, as Escrow Holder (Vista Ridge Plaza and The Shops at Vista Ridge) (incorporated herein by reference to Exhibit 10.53 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997)

         10.3 Purchase and Sale Agreement and Escrow Instructions, dated as of November 24, 1997, by and between Franklin Field Plaza Limited Partnership, a New Jersey limited partnership ("Franklin Field Plaza"), The Price REIT, Inc. and Eastern Title Agency, Inc. (Franklin Towne Center)

         10.3A Agreement to Revoke Termination of and Amend Purchase and Sale Contract, dated as of April 14, 1998, between Franklin Field Plaza and The Price REIT, Inc.


         10.3B Assignment of Purchase and Sale Contract, dated as of May 21, 1998, by The Price REIT, Inc. to
                       Price/Franklin, LLC, a Delaware limited liability company.

         10.4 Agreement of Sale and Purchase of Improved Real Property, dated as of April 3, 1998, by and between The Price REIT, Inc. and Paseo Del Norte Plaza Associates Limited Partnership, a New Mexico limited partnership (Paseo)

         10.5 Agreement of Sale and Purchase of Improved Real Property, dated as of April 3, 1998, by and between The Price REIT, Inc. and Sycamore Realty Company, Inc., a New Mexico corporation (Sycamore)

         23.1          Consent of Independent Auditors







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                         The Price REIT, Inc.
                         (Registrant)


Date:  June 5, 1998      By:  /s/ George M. Jezek
                              --------------------
                                  George M. Jezek
                              Executive Vice President,
                              Chief Financial Officer and Secretary







                                  Exhibit Index

    Exhibit No.   Description

    10.1 Real Estate Agreement, dated as of December 4, 1997, by and between First Capital Institutional Real Estate, Ltd.- 2, a Florida limited partnership, and The Price REIT, Inc. (Marketplace) (incorporated herein by reference to Exhibit
                  10.52 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997)

    10.2 Purchase and Sale Agreement and Escrow Instructions, dated as of December 17, 1997, by and between Vista Ridge Plaza, Ltd., a Texas limited partnership, Vista Ridge Plaza II, Ltd., a Texas limited partnership, and Vista Ridge Shops, Inc., a Texas corporation, The Price/Baybrook, Ltd., a Texas limited partnership, and Westar Title Company, as Escrow Holder (Vista Ridge Plaza and The Shops at Vista Ridge) (incorporated herein by reference to Exhibit 10.53 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997)

    10.3 Purchase and Sale Agreement and Escrow Instructions, dated as of November 24, 1997, by and between Franklin Field Plaza Limited Partnership, a New Jersey limited partnership ("Franklin Field Plaza"), The Price REIT, Inc. and Eastern Title Agency, Inc. (Franklin Towne Center)

    10.3A Agreement to Revoke Termination of and Amend Purchase and Sale Contract, dated as of April 14, 1998, between Franklin Field Plaza and The Price REIT, Inc.

    10.3B Assignment of Purchase and Sale Contract, dated as of May 21, 1998, by The Price REIT, Inc. to Price/Franklin, LLC, a Delaware limited liability company.

    10.4 Agreement of Sale and Purchase of Improved Real Property, dated as of April 3, 1998, by and between The Price REIT, Inc. and Paseo Del Norte Plaza Associates Limited Partnership, a New Mexico limited partnership (Paseo)

    10.5 Agreement of Sale and Purchase of Improved Real Property, dated as of April 3, 1998, by and between The Price REIT, Inc. and Sycamore Realty Company, Inc., a New Mexico corporation (Sycamore)

    23.1          Consent of Independent Auditors




                         Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Vista Ridge Plaza (the "Plaza") for the period from April 1, 1997 (inception) through December 31, 1997. The statement is the responsibility of the Plaza's manage-ment. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by manage-ment, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Plaza's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Plaza, as described in Note 2, for the period from April 1, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.




                              /s/ Ernst & Young LLP



San Diego, California
May 8, 1998








                                Vista Ridge Plaza

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)



                                    Period from
                                   April 1, 1997     Three Months Ended
                                    (inception)          March 31,
                                      through
                                                    -------------------
                                 December 31, 1997    1998       1997
                                ---------------------------------------
                                                        (Unaudited)

Revenue
Rental income                      $1,071            $ 405       $ -

Specific Operating Expenses
Rental operations, maintenance
 and management                        81               36         -
Real estate taxes                      93               31         -
                                ---------------------------------------
                                      174               67         -
                                ---------------------------------------

Excess of Revenue over Specific
   Operating Expenses              $  897            $ 338       $ -
                                =======================================


See accompanying notes.





                                Vista Ridge Plaza

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

         Period from April 1, 1997 (Inception) through December 31, 1997

1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired the Vista Ridge Plaza (the "Plaza") on March 11, 1998 from Vista Ridge Plaza, Ltd. ("Vista Ridge Plaza"). The Plaza is a 122,000 rentable square-foot shopping center located in Lewisville, Texas which was completed and commenced operations on April 1, 1997.

Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

Use of Estimates

The preparation of the Plaza's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific operating expenses during the reporting period. Due to uncertain-ties inherent in the estimation process, it is possible that actual results could differ from these estimates.

2.      Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Plaza's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Plaza which are not comparable with the future operations of the Plaza.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statement of revenue over specific operating expenses of the Plaza.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Plaza after acquisition by the Company.

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Plaza is generally leased to tenants under noncancellable operating leases with remaining terms ranging from five to 15 years. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):


            1998                    $1,113
            1999                     1,382
            2000                     1,391
            2001                     1,394
            2002                     1,220
            Thereafter               9,009

The following tenants accounted for greater than 10% of total revenue in 1997 (in thousands):

                                     Revenue
                                     -------
             HomePlace                $ 352
             Baby Superstore            248

On January 5, 1998, HomePlace filed for relief under Chapter 11 of the United States Bankruptcy Code. The impact of this event on the operations of the Plaza is not yet determinable. The purchase price of the Plaza included $1.8 million which was deposited into escrow. The Company may be entitled to certain disbursements of funds out of the escrow account up to a maximum of $1.8 million plus accrued interest depending upon, among other things, whether HomePlace assumes or rejects its lease.

4. Related Party Transaction

Rental operations, maintenance and management includes $30,000 of management fees paid to an affiliate of Vista Ridge Plaza during the period from April 1, 1997 (inception) through December 31, 1997.







                         Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of The Shops at Vista Ridge (the "Shops") for the year ended December 31, 1997. The statement is the responsibility of the Shops' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Shops' revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Shops, as described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                              /s/ Ernst & Young LLP



San Diego, California
May 8, 1998





                            The Shops at Vista Ridge

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)




                                      Year Ended      Three Months Ended
                                     December 31,          March 31,
                                                     --------------------
                                         1997           1998       1997
                                   --------------------------------------
                                                     (Unaudited)

Revenue
Rental income                          $1,195           $ 370     $ 236

Specific Operating Expenses
Rental operations, maintenance
 and management                           137              32        27
Real estate taxes                         154              39        38
                                   --------------------------------------
                                          291              71        65
                                   --------------------------------------

Excess of Revenue over Specific
 Operating Expenses                    $  904           $ 299     $ 171
                                   ======================================


See accompanying notes.



                            The Shops at Vista Ridge

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1997


1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired The Shops at Vista Ridge (the "Shops") on March 11, 1998 from Vista Ridge Shops, Inc. ("Vista Ridge Shops"). The Shops is a 75,000 rentable square-foot shopping center built in 1996, and located in Lewisville, Texas.

Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

Use of Estimates

The preparation of the Shops' statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific operating expenses during the reporting period. Due to uncertain-ties inherent in the estimation process, it is possible that actual results could differ from these estimates.

2.      Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Shops' revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Shops which are not comparable with the future operations of the Shops.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statement of revenue over specific operating expenses of the Shops.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Shops after acquisition by the Company.

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Shops is generally leased to tenants under noncancellable operating leases with remaining terms ranging from four to 10 years. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):


            1998                    $  977
            1999                     1,214
            2000                     1,231
            2001                     1,213
            2002                       837
            Thereafter               2,485

The following tenants accounted for greater than 10% of total revenue in 1997 (in thousands):

                                        Revenue
                                        -------
             Talbot's                    $ 216
             S.W. Bell Mobile Systems      139

4. Related Party Transaction

Rental operations, maintenance and management includes $36,000 of management fees paid to an affiliate of Vista Ridge Shops during the year ended December 31, 1997.



                         Report of Independent Auditors


                     The Board of Directors and Stockholders
                              The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Franklin Towne Center (the "Center") for the year ended December 31, 1997. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                              /s/ Ernst & Young LLP



San Diego, California
May 5, 1998





                              Franklin Towne Center

              Statement of Revenue Over Specific Operating Expenses
                                 (In Thousands)



                                     Year Ended      Three Months Ended
                                    December 31,          March 31,
                                                    -------------------
                                        1997           1998       1997
                                   -------------------------------------
                                                         (Unaudited)

Revenue
Rental income                         $2,638          $ 660      $ 665

Specific Operating Expenses
Rental operations, maintenance
 and management                          302             54         65
Real estate taxes                        333             84         83
                                   -------------------------------------
                                         635            138        148


Excess of Revenue over Specific
 Operating Expenses                   $2,003          $ 522      $ 517
                                   =====================================


See accompanying notes.




                              Franklin Towne Center

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1997


1. Acquisition and Significant Accounting Policies

Organization

The Price REIT, Inc. (the "Company") acquired the Franklin Towne Center (the "Center") on May 21, 1998 from Franklin Field Plaza Limited Partnership ("Franklin"). The Center is a 138,000 rentable square-foot shopping center built in 1990, and located in Franklin Park, New Jersey.

Rental Income

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

Use of Estimates

The preparation of the Center's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific operating expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is possible that actual results could differ from these estimates.

2.      Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statement of revenue over specific operating expenses of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Center is generally leased to tenants under noncancellable operating leases with remaining terms ranging from two to 13 years. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the property.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):


            1998                    $1,161
            1999                     1,876
            2000                     1,772
            2001                     1,210
            2002                       770
            Thereafter               4,235

The following tenants accounted for greater than 10% of total revenue in 1997 (in thousands):

                                             Revenue
                                             -------
             Edwards Super Food Stores        $ 672
             Lifestyle Fitness of Franklin      267

4. Related Party Transaction

Rental operations, maintenance and management includes $72,000 of management fees paid to an affiliate of Franklin during the year ended December 31, 1997.





                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                                 March 31, 1998
                                   (Unaudited)


The following unaudited pro forma condensed balance sheet has been presented as if the purchases of Vista Ridge Plaza, The Shops at Vista Ridge, Franklin Towne Center and the 1998 Acquired Properties (collectively, the "Properties") and the sale of $65,000,000 of Class A Floating Rate Cumulative Preferred Stock (the "Preferred Stock") occurred on March 31, 1998. The 1998 Acquired Properties consist of Marketplace at Rivergate, Paseo Del Norte and Sycamore Plaza. The unaudited pro forma condensed balance sheet should be read in conjunction with the condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998. In management's opinion, all adjustments necessary to reflect the purchase of the Centers and related significant transactions have been made. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1998, nor does it purport to present the future financial position of the Company.

                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                                 March 31, 1998
                                   (Unaudited)


                                   The                             The
                                 Company        Pro Forma        Company
                                Historical     Adjustments      Pro Forma
                              ---------------------------------------------
                                             (In Thousands)

Assets
Rental property, net             $617,657    $ 74,233 (b)         $691,890
Other assets                       52,813     (11,555)(a)(b)        41,258
                              ---------------------------------------------
                                 $670,470    $ 62,678             $733,148
                              =============================================

Liabilities and Stockholders' Equity
Liabilities                      $345,301    $(48,000)(a)         $344,279
                                               46,978 (b)
Stockholders' Equity              325,169      63,700 (a)          388,869
                              ---------------------------------------------
                                 $670,470    $ 62,678             $733,148
                              =============================================



See accompanying pro forma adjustments.



                              The Price REIT, Inc.

                Pro Forma Adjustments to Condensed Balance Sheet

                                 March 31, 1998
                                   (Unaudited)


(a) Record the sale of Preferred Stock on May 18, 1998 and paydown of $48,000,000 of the line of credit.

     Gross proceeds                     $ 65,000,000
     Cost of issuance                     (1,300,000)
                                        -------------
     Net proceeds                       $ 63,700,000
                                        =============

(b) Record the acquisitions of the Properties from operating cash, draws from the Company's unsecured line of credit and assumption of secured loans as follows:

                                                        Paid from
                                                 ---------------------------
Acquisition                                                Line of    Loan
   Date     Property Name                 Cost     Cash    Credit    Assumed
  ------    -------------               ------------------------------------
   1998                                             (In Thousands)
  March 4   Marketplace at Rivergate    $ 8,128  $ 4,128  $ 4,000   $   -
  March 11  Vista Ridge Plaza            12,550    2,550   10,000       -
  March 11  The Shops at Vista Ridge     10,950      950   10,000       -
  May 21    Franklin Towne Center        19,100    6,000      -      13,100
  June 3    Paseo Del Norte              17,755    9,737      -       8,018
  June 3    Sycamore Plaza                5,750    3,890      -       1,860
                                         ------------------------------------
                                         $74,233 $27,255  $24,000   $22,978
                                         ====================================





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1997 has been presented as if: 1) the Vista Ridge Plaza was acquired on April 1, 1997, the date it was completed and commenced operations;
2) The Shops at Vista Ridge, Franklin Towne Center and the 1998 Acquired Properties were acquired on January 1, 1997; and 3) the sale of $65,000,000 of Class A Floating Rate Cumulative Preferred Stock (the "Preferred Stock") occurred on January 1, 1997. The 1998 Acquired Properties consist of the Marketplace at Rivergate, Paseo Del Norte and Sycamore Plaza. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997. In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)



                                           Pro Forma Adjustments
                                -----------------------------------------
                      The         Vista         The Shops      Franklin
                    Company       Ridge         at Vista        Towne
                   Historical     Plaza           Ridge         Center
                   ------------------------------------------------------
                          (In thousands, except per share amounts)
REVENUE
Rental Income       $69,335     $ 1,071(a)     $ 1,195(a)     $ 2,638(a)
Other income          6,090          -              -              -
                   ------------------------------------------------------
                     75,425       1,071          1,195          2,638

EXPENSES
Rental operations    13,561         144(b)         255(b)         563(b)
General and
 Administrative       4,191          -              -              -
Depreciation         15,752         274(c)         319(c)         556(c)
Interest             15,667         518(d)         690(d)       1,032(e)
                   ------------------------------------------------------
                     49,171         936          1,264          2,151
                   ------------------------------------------------------
Net Income (loss)    26,254     $   135        $   (69)       $   487
                                =========================================
Preferred stock
 Dividend                -
                   ---------
Net income avail-
 able for common
 stockholders       $26,254
                   =========

PER SHARE DATA
Net income per
 share:
 Basic              $  2.39
 Diluted            $  2.36
Weighted average
 number of shares
 outstanding:
 Basic               10,982
 Diluted             11,113

OTHER DATA
Number of
 properties at
 end of period           37



                               Pro Forma Adjustments
                   ---------------------------------------------
                      1998                          The
                    Acquired                         Company
                   Properties       Corporate       Pro Forma(i)
                   ---------------------------------------------
                   (In thousands, except per share amounts)
REVENUE
Rental Income       $ 3,548(a)     $    -            $77,787
Other income             -            (578)(f)         5,512
                   ---------------------------------------------
                      3,548           (578)           83,299

EXPENSES
Rental operations       628(b)          -             15,151
General and
 Administrative          -              -              4,191
Depreciation            921(c)          -             17,822
Interest              1,023(d)(e)   (3,312)(g)        15,618
                   ---------------------------------------------
                      2,572         (3,312)           52,782
                   ---------------------------------------------
Net Income (loss)   $   976        $ 2,734            30,517
                   ============================
Preferred stock
 Dividend                            5,005(h)          5,005
                                                    ---------
Net income avail-
 able for common
 stockholders                                        $25,512
                                                    =========

PER SHARE DATA
Net income per
 share:
 Basic                                               $  2.32
 Diluted                                             $  2.30

Weighted average
 number of shares
 outstanding:
 Basic                                                10,982
 Diluted                                              11,113

OTHER DATA
Number of
 properties at
 end of period                                            43


See accompanying pro forma adjustments.



                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)
                                 (In Thousands)

(a) Record the rental income of the Vista Ridge Plaza, The Shops at Vista Ridge, Franklin Towne Center and 1998 Acquired Properties (collectively, the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) as follows:


                          Vista     The Shops at     Franklin   1998 Acquired
                       Ridge Plaza   Vista Ridge   Towne Center   Properties
                       ------------------------------------------------------
Rental operations        $ 174         $ 291          $ 635         $ 748
Less:  management fees     (30)          (36)           (72)         (120)
                       ------------------------------------------------------
                         $ 144         $ 255          $ 563         $ 628
                       ======================================================

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                                        The Shops
                             Vista Ridge Plaza        At Vista Ridge
                          --------------------------------------------
                  Years        Cost     Deprec        Cost     Deprec
                  ----------------------------------------------------
Land                -        $ 3,969    $  -        $ 3,463    $  -
Land
 Improvements       15           819       41           714       48
Buildings           25         7,762      233         6,773      271
                          --------------------------------------------
                             $12,550    $ 274       $10,950    $ 319
                          ============================================


                                  Franklin             1998 Acquired
                                Towne Center             Properties
                          --------------------------------------------
                  Years        Cost     Deprec        Cost     Deprec
                  ----------------------------------------------------
Land                -        $ 6,041    $  -        $10,004    $  -
Land
 Improvements       15         1,246       83         2,065      138
Buildings           25        11,813      473        19,564      783
                          --------------------------------------------
                             $19,100    $ 556       $31,633    $ 921
                          ============================================

(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1997 of 6.9%.

(e) Record the additional interest expense resulting from the assumption of the $13,100, $8,018 and $1,860 secured loans on Franklin Towne Center, Paseo Del Norte and Sycamore Plaza, respectively. The interest rates on the loans are 7.875%, 7.455% and 8.000%, respectively.

(f) Record the reduction of interest income resulting from the use of $11,555 of existing cash for the purchase of Marketplace at Rivergate, Vista Ridge Plaza and The Shops at Vista Ridge, using the Company's average interest rate on cash investments for the year ended December 31, 1997 of 5%.

(g) Record the reduction of interest expense resulting from the paydown of the line of credit from the net proceeds of the sale of Preferred Stock, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1997 of 6.9%.

(h) Record the preferred stock dividend resulting from the issuance of $65,000 of Preferred Stock with a dividend rate of LIBOR plus 2.0% (7.7% for the year ended December 31, 1997).

(i) The proforma results reflect a complete year for the Properties, except for Vista Ridge Plaza, which was completed and commenced operations on April 1, 1997.



                             The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                    For the Three Months Ended March 31, 1998
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the three months ended March 31, 1998 has been presented as if 1) the Vista Ridge Plaza, The Shops at Vista Ridge, Franklin Towne Center and the 1998 Acquired Properties were acquired on January 1, 1998 and 2) the sale of $65,000,000 of Class A Floating Rate Cumulative Preferred Stock (the "Preferred Stock") occurred on January 1, 1998. The 1998 Acquired Properties consist of Marketplace at Rivergate, Paseo Del Norte and Sycamore Plaza. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998. In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1998, nor does it purport to represent the results of operations of the Company for future periods.



                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)

                                           Pro Forma Adjustments
                                -----------------------------------------
                      The         Vista         The Shops      Franklin
                    Company       Ridge         at Vista        Towne
                   Historical     Plaza           Ridge         Center
                   ------------------------------------------------------
                          (In thousands, except per share amounts)
REVENUE
Rental Income       $22,649     $   277(a)     $   251(a)     $   660(a)
Other income            656          -              -              -
                   ------------------------------------------------------
                     23,305         277            251            660

EXPENSES
Rental operations     4,755          46(b)          54(b)         119(b)
General and
 Administrative       1,314          -              -              -
Depreciation          4,961          77(c)          67(c)         139(c)
Interest              5,646         172(d)         172(d)         258(e)
                   ------------------------------------------------------
                     16,676         295            293            516
                   ------------------------------------------------------
Net Income (loss)     6,629     $   (18)       $   (42)       $   144
                                =========================================
Preferred stock
 Dividend                -
                   ---------
Net income avail-
 able for common
 stockholders       $ 6,629
                   =========

PER SHARE DATA
Net income per
 share:
 Basic              $  0.57
 Diluted            $  0.56
Weighted average
 number of shares
 outstanding:
 Basic               11,706
 Diluted             11,936

OTHER DATA
Number of
 properties at
 end of period           40


                               Pro Forma Adjustments
                   ---------------------------------------------
                      1999                          The
                    Acquired                         Company
                   Properties       Corporate       Pro Forma(i)
                   ---------------------------------------------
                   (In thousands, except per share amounts)
REVENUE
Rental Income       $   850(a)     $    -            $24,687
Other income             -            (144)(f)           512
                   ---------------------------------------------
                        850           (144)           25,199

EXPENSES
Rental operations       140(b)          -              5,114
General and
 Administrative          -              -              1,314
Depreciation            210(c)          -              5,454
Interest                255(d)(e)     (823)(g)         5,680
                   ---------------------------------------------
                        605           (823)           17,562
                   ---------------------------------------------
Net Income (loss)   $   245        $   679             7,637
                   ============================
Preferred stock
 Dividend                            1,268(h)          1,268
                                                    ---------
Net income avail-
 able for common
 stockholders                                        $ 6,369
                                                    =========
PER SHARE DATA
Net income per
 share:
 Basic                                               $  0.54
 Diluted                                             $  0.53

Weighted average
 number of shares
 outstanding:
 Basic                                                11,706
 Diluted                                              11,936

OTHER DATA
Number of
 properties at
 end of period                                            43


See accompanying pro forma adjustments.



                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                    For the Three Months Ended March 31, 1998
                                   (Unaudited)
                                 (In Thousands)


(a) Record the rental income less amount included in the Company historical of the Vista Ridge Plaza, The Shops at Vista Ridge, Franklin Towne Center and 1998 Acquired Properties (collectively, the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) net of amount included in the Company historical as follows:

                           Vista     The Shops at    Franklin   1998 Acquired
                        Ridge Plaza  Vista Ridge   Towne Center  Properties
                        ------------------------------------------------------
Rental operations          $ 55          $ 63         $ 138          $ 172
Less: management fees        (9)           (9)          (19)           (32)
                        ------------------------------------------------------
                           $ 46          $ 54         $ 119          $ 140
                        ======================================================


(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                                        The Shops
                             Vista Ridge Plaza        At Vista Ridge
                          --------------------------------------------
                  Years        Cost     Deprec        Cost     Deprec
                  ----------------------------------------------------
Land                -        $ 3,969    $  -        $ 3,463    $  -
Land
 Improvements       15           819       14           714       12
Buildings           25         7,762       78         6,773       68
                          --------------------------------------------
                             $12,550    $  92       $10,950    $  80
                          =============          =============
Less amount included in
 the Company historical                   (15)                   (13)
                                       --------               --------
                                        $  77                  $  67
                                       ========               ========



                                  Franklin             1998 Acquired
                                Towne Center             Properties
                          --------------------------------------------
                  Years        Cost     Deprec        Cost     Deprec
                  ----------------------------------------------------
Land                -        $ 6,041    $  -        $10,004    $  -
Land
 Improvements       15         1,246       21         2,065       34
Buildings           25        11,813      118        19,564      196
                          --------------------------------------------
                             $19,100    $ 139       $31,633    $ 230
                          =============          =============
Less amount included in
 the Company historical                  ( - )                   (20)
                                       --------               --------
                                        $ 139                  $ 210
                                       ========               ========

(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the three months ended March 31, 1998 of 6.86%.

(e) Record the additional interest expense resulting from the assumption of the $13,100, $8,018 and $1,860 secured loans on Franklin Towne Center, Paseo Del Norte and Sycamore Plaza, respectively. The interest rates on the loans are 7.875%, 7.455% and 8.000%, respectively.

(f) Record the reduction of interest income resulting from the use of $11,555 of existing cash for the purchase of Marketplace at Rivergate, Vista Ridge Plaza and The Shops at Vista Ridge, using the Company's average interest rate on cash investments for the three months ended March 31, 1998 of 5%.

(g) Record the reduction of interest expense resulting from the paydown of the line of credit from the net proceeds of the sale of Preferred Stock, using the Company's weighted average interest rate on its unsecured line of credit for the three months ended March 31, 1998 of 6.86%.

(h) Record the preferred stock dividend resulting from the issuance of $65,000 of Preferred Stock with a dividend rate of LIBOR plus 2.0% (7.8% for the three months ended March 31, 1998).